UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA  98101-1693
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Election of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2011, the Federal Home Loan Bank of Seattle (the “Seattle Bank”) announced the appointment of Michael L. Wilson, age 54, as the Seattle Bank's President and Chief Executive Officer, effective January 30, 2012. Mr. Wilson is currently Executive Vice President and Chief Business Officer for the Federal Home Loan Bank of Des Moines (the “Des Moines Bank”) where his management responsibilities include member-facing functions (including credit and mortgage sales, member financial services, and community investment), and human resources. Mr. Wilson has been with the Des Moines Bank since August 2006. Prior to joining the Des Moines Bank, Mr. Wilson had served as Senior Executive Vice President and Chief Operating Officer of the Federal Home Loan Bank of Boston (the “Boston Bank”) since August 1999, and had served in other senior leadership roles with the Boston Bank since 1994.
 Neither Mr. Wilson nor any member of his immediate family has or has had any material interest in any transaction or proposed transaction with the Seattle Bank.
 The terms of Mr. Wilson's employment agreement, including compensation and benefits, have not yet been finalized. Once complete, the employment agreement will be provided in an amended current report on Form 8-K.
Mr. Wilson succeeds Steven R. Horton, who served as the Bank's Acting President and Chief Executive Officer from October 25, 2010 before retiring effective November 18, 2011.

Item 7.01    Regulation FD Disclosure
Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Seattle Bank's press release dated December 15, 2011, regarding Mr. Wilson's appointment. The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press Release dated December 15, 2011, issued by the Federal Home Loan Bank of Seattle

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: December 15, 2011	By: /s/ Christina J. Gehrke
Senior Vice President, Chief Accounting and Administrative Officer

Exhibit Index
(d)	Exhibit No.	Description
	99.1	Press Release dated December 15, 2011, issued by the Federal Home Loan Bank of Seattle